UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

Soundview Home Loan Trust 2006-EQ2
(as issuing entity)

Financial Asset Securities Corp.
(as depositor)

Greenwich Capital Financial Products, Inc.
(as sponsor)

Delaware	333-130961-34	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On December 28, 2006, a single series of certificates, entitled Soundview Home Loan Trust 2006-EQ2, Asset-Backed Certificates, Series 2006-EQ2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Ocwen Loan Servicing, LLC as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer and trust administrator (the “Master Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class “Class A-2 Certificates”, “Class A-3 Certificates”, “Class A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $ 834,869,960 as of September 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated December 28, 2006 (the “Assignment and Recognition Agreements”), among Greenwich Capital Financial Products, Inc. (the “Seller”), the Depositor and EquiFirst Corporation (the “Originator”), as applicable. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated December 20, 2006 (the “Underwriting Agreement”) among the Depositor and the Underwriters. The Class M-10 Certificates, the Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Initial Purchaser pursuant to the Purchase Agreement, dated December 28, 2006 (the “Purchase Agreement”) among the Depositor and the Initial Purchaser. The Class C Certificates and the Class R Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$ 297,410,000.00	Variable
A-2	$ 141,892,000.00	Variable
A-3	$ 170,517,000.00	Variable
A-4	$ 60,164,000.00	Variable
M-1	$ 30,055,000.00	Variable
M-2	$ 26,298,000.00	Variable
M-3	$ 15,446,000.00	Variable
M-4	$ 15,028,000.00	Variable
M-5	$ 13,358,000.00	Variable
M-6	$ 12,523,000.00	Variable
M-7	$ 10,436,000.00	Variable
M-8	$ 6,262,000.00	Variable
M-9	$ 8,349,000.00	Variable
M-10	$ 8,349,000.00	Variable
C	$ 16,699,859.51	Variable
P	$ 100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class M-10 Certificates, the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 10, 2006 and the Prospectus Supplement, dated December 20, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-10 Certificates, the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit No.	Description
1.1 4.1
Underwriting Agreement, dated as of December 20, 2006, between Financial Asset Securities Corp., as Depositor and Greenwich Capital Markets, Inc., Inc., as underwriter.

Pooling and Servicing Agreement, dated as of December 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-EQ2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 8, 2007

FINANCIAL ASSET SECURITIES CORP.

	By:	/s/ Matt Miles
	Name:	Matt Miles
	Title:	Vice President

Index to Exhibits

Exhibit No.	Sequentially Numbered Description
1.1 4.1
Underwriting Agreement, dated as of December 20, 2006, beween Financial Asset Securities Corp., as Depositor and Greenwich Capital Markets, Inc., as underwriter.

Pooling and Servicing Agreement, dated as of December 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-EQ2 Certificates.